UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2026
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KOPPERS HOLDINGS INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania	1-32737	20-1878963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

436 Seventh Avenue
Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (412) 227-2001
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KOP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 11, 2026, Koppers Holdings Inc. (the “Company” or “Koppers”) announced that Eric D. Brenner has been elected by the Company’s Board of Directors (the “Board”) as the Company’s Chief Financial Officer and Treasurer, in which position he will serve as the Company’s principal financial officer, effective May 26, 2026. Bradley A. Pearce, interim Chief Financial Officer and Treasurer and Chief Accounting Officer, will return to his previous role as the Company’s Chief Accounting Officer, effective May 26, 2026.
The Board has approved the following compensation package for Mr. Brenner: (i) annual base salary of $550,000; (ii) target annual cash incentive equal to 75 percent of annual base salary, and (ii) target total long-term incentive award for 2026 equal to 125 percent of annual base salary for 2026, which will increase to 140 percent of annual base salary in 2027.
Mr. Brenner, age 43, currently serves as Senior Vice President and Chief Financial Officer for NOVA Chemicals Corporation (“NOVA Chemicals), a manufacturer of polyolefins that is now part of Borouge International, and has served in that position since September 2023. Mr. Brenner served as the Acting Chief Financial Officer of NOVA Chemicals from May 2022 through September 2023, and as Vice President and Controller of NOVA Chemicals from August 2018 through May 2022. Mr. Brenner earned a Bachelor of Science in Accounting and Political Science from Grove City College.
Mr. Brenner does not have any family relationships with any of the Company’s directors or executive officers. Mr. Brenner is not a party to any transactions of the type described in Item 404(a) of Regulation S-K.
Item 7.01 Regulation FD Disclosure.
The Company issued a press release on May 11, 2026 regarding the election of Mr. Brenner as Chief Financial Officer and Treasurer. A copy of the press release is included in this Current Report on Form 8-K as Exhibit 99.1 and is furnished herewith.
The information in Item 7.01 above, including Exhibit 99.1 attached to this Current Report on Form 8-K, is being furnished under Item 7.01 of Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

99.1	Press Release dated May 11, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 11, 2026

KOPPERS HOLDINGS INC.

By:	/s/ Bradley A. Pearce
Bradley A. Pearce
Interim Chief Financial Officer and
Treasurer and Chief Accounting Officer